Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2024

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	2Q 2024	YTD 2024	3Q 2024	Full-Year 2024

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$28,883	$72,032	--	--
Net income/(loss) attributable to common stockholders	$27,673	$69,591	--	--
Income/(loss) per weighted average common share, diluted	$0.08	$0.21	$0.08 to $0.10	$0.35 to $0.43

Per Share Metrics
FFO per common share and unit, diluted	$0.60	$1.20	$0.60 to $0.62	$2.38 to $2.46
FFO as Adjusted per common share and unit, diluted	$0.62	$1.23	$0.61 to $0.63	$2.42 to $2.50
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.55	$1.11	$0.54 to $0.56	$2.16 to $2.24
Dividend declared per share and unit	$0.425	$0.850	$0.425	$1.70 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Straight-line basis)	2.5%	2.8%	--	1.00% to 3.00%
Expense growth	3.7%	5.4%	--	4.00% to 6.00%
NOI growth/(decline) (Straight-line basis)	2.0%	1.7%	--	-0.25% to 1.75%
Physical Occupancy	96.8%	97.0%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	52,545	157	89.8%
Stabilized, Non-Mature	2,739	10	3.3%
Development	415	2	0.0%
Non-Residential / Other	N/A	N/A	1.9%
Joint Venture (3)	4,427	18	5.0%
Total completed homes	60,126	187	100%
Under Development	-	-	-
Total Quarter-end homes (3)(4)	60,126	187	100%

Balance Sheet Metrics (adjusted for non-recurring items)	2Q 2024	2Q 2023
Consolidated Interest Coverage Ratio	5.1x	5.2x
Consolidated Fixed Charge Coverage Ratio	5.0x	5.0x
Consolidated Debt as a percentage of Total Assets	32.7%	31.9%
Consolidated Net Debt-to-EBITDAre	5.7x	5.5x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2024.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 6,815 homes that are part of the Developer Capital Program as described in Attachment 10(B).

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2024	2023	2024	2023

REVENUES:
Rental income (2)	$413,328	$403,098	$824,997	$801,405
Joint venture management and other fees	1,992	1,450	3,957	2,692
Total revenues	415,320	404,548	828,954	804,097

OPERATING EXPENSES:
Property operating and maintenance	70,443	68,861	143,921	133,695
Real estate taxes and insurance	58,884	57,516	117,679	115,486
Property management	13,433	13,101	26,812	26,046
Other operating expenses	7,593	4,259	14,421	7,291
Real estate depreciation and amortization	170,488	168,925	340,346	338,225
General and administrative	20,136	16,452	37,946	33,932
Casualty-related charges/(recoveries), net	998	1,134	7,276	5,290
Other depreciation and amortization	4,679	3,681	8,995	7,330
Total operating expenses	346,654	333,929	697,396	667,295

Gain/(loss) on sale of real estate owned	-	325,884	16,867	325,885
Operating income	68,666	396,503	148,425	462,687

Income/(loss) from unconsolidated entities (2)	4,046	9,697	13,131	19,404
Interest expense	(47,811)	(45,113)	(95,873)	(88,855)
Interest income and other income/(expense), net	6,498	10,447	12,363	11,457

Income/(loss) before income taxes	31,399	371,534	78,046	404,693
Tax (provision)/benefit, net	(386)	(1,351)	(723)	(1,585)

Net Income/(loss)	31,013	370,183	77,323	403,108
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(2,013)	(22,630)	(5,162)	(24,583)
Net (income)/loss attributable to noncontrolling interests	(117)	(8)	(129)	(16)

Net income/(loss) attributable to UDR, Inc.	28,883	347,545	72,032	378,509
Distributions to preferred stockholders - Series E (Convertible)	(1,210)	(1,222)	(2,441)	(2,405)

Net income/(loss) attributable to common stockholders	$27,673	$346,323	$69,591	$376,104

Income/(loss) per weighted average common share - basic:	$0.08	$1.05	$0.21	$1.14
Income/(loss) per weighted average common share - diluted:	$0.08	$1.05	$0.21	$1.14

Common distributions declared per share	$0.425	$0.42	$0.850	$0.84

Weighted average number of common shares outstanding - basic	329,056	328,957	328,940	328,871
Weighted average number of common shares outstanding - diluted	329,572	332,480	329,334	332,412

(1)	See Attachment 14 for definitions and other terms.
(2)	As of June 30, 2024, UDR's residential accounts receivable balance, net of its reserve, was $6.2 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2024	2023	2024	2023

Net income/(loss) attributable to common stockholders	$27,673	$346,323	$69,591	$376,104

Real estate depreciation and amortization	170,488	168,925	340,346	338,225
Noncontrolling interests	2,130	22,638	5,291	24,599
Real estate depreciation and amortization on unconsolidated joint ventures	14,228	8,695	28,382	16,180
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	-	(324,769)	(16,867)	(324,770)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$214,519	$221,812	$426,743	$430,338

Distributions to preferred stockholders - Series E (Convertible) (2)	1,210	1,222	2,441	2,405

FFO attributable to common stockholders and unitholders, diluted	$215,729	$223,034	$429,184	$432,743

FFO per weighted average common share and unit, basic	$0.61	$0.63	$1.21	$1.23
FFO per weighted average common share and unit, diluted	$0.60	$0.63	$1.20	$1.22

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	353,380	350,207	353,311	350,157
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	356,747	353,730	356,584	353,698

Impact of adjustments to FFO:
Variable upside participation on DCP, net	$-	$(204)	$-	$(204)
Legal and other costs	2,914	-	5,444	(1,258)
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	372	(7,847)	(4,616)	(8,110)
Severance costs	1,111	-	1,532	-
Casualty-related charges/(recoveries)	998	1,134	7,276	5,290
Total impact of adjustments to FFO	$5,395	$(6,917)	$9,636	$(4,282)

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$221,124	$216,117	$438,820	$428,461

FFO as Adjusted per weighted average common share and unit, diluted	$0.62	$0.61	$1.23	$1.21

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(26,290)	(21,345)	(43,598)	(33,644)
AFFO attributable to common stockholders and unitholders, diluted	$194,834	$194,772	$395,222	$394,817

AFFO per weighted average common share and unit, diluted	$0.55	$0.55	$1.11	$1.12

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and six months ended June 30, 2024 and June 30, 2023. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2024	2023

ASSETS

Real estate owned:
Real estate held for investment	$16,070,591	$15,757,456
Less: accumulated depreciation	(6,572,743)	(6,242,686)
Real estate held for investment, net	9,497,848	9,514,770
Real estate under development
(net of accumulated depreciation of $0 and $184)	-	160,220
Real estate held for disposition
(net of accumulated depreciation of $0 and $24,960)	-	81,039
Total real estate owned, net of accumulated depreciation	9,497,848	9,756,029

Cash and cash equivalents	2,770	2,922
Restricted cash	31,616	31,944
Notes receivable, net	241,842	228,825
Investment in and advances to unconsolidated joint ventures, net	958,943	952,934
Operating lease right-of-use assets	188,828	190,619
Other assets	195,958	209,969
Total assets	$11,117,805	$11,373,242

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,235,748	$1,277,713
Unsecured debt	4,540,388	4,520,996
Operating lease liabilities	184,076	185,836
Real estate taxes payable	44,333	47,107
Accrued interest payable	47,289	47,710
Security deposits and prepaid rent	49,168	50,528
Distributions payable	151,518	149,600
Accounts payable, accrued expenses, and other liabilities	120,784	141,311
Total liabilities	6,373,304	6,420,801

Redeemable noncontrolling interests in the OP and DownREIT Partnership	1,021,782	961,087

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at June 30, 2024 and December 31, 2023:
2,600,678 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,686,308 shares at December 31, 2023)	43,192	44,614
11,647,322 shares of Series F outstanding (11,867,730 shares at December 31, 2023)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at June 30, 2024 and December 31, 2023:
329,539,663 shares issued and outstanding (329,014,512 shares at December 31, 2023)	3,295	3,290
Additional paid-in capital	7,508,794	7,493,217
Distributions in excess of net income	(3,840,808)	(3,554,892)
Accumulated other comprehensive income/(loss), net	7,910	4,914
Total stockholders' equity	3,722,384	3,991,144
Noncontrolling interests	335	210
Total equity	3,722,719	3,991,354
Total liabilities and equity	$11,117,805	$11,373,242

(1)	See Attachment 14 for definitions and other terms.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2024	2023

Common shares	329,539,663	329,014,512
Restricted unit and common stock equivalents	499,773	81,382
Operating and DownREIT Partnership units	24,243,247	24,428,223
Series E cumulative convertible preferred shares (2)	2,815,608	2,908,323
Total common shares, OP/DownREIT units, and common stock equivalents	357,098,291	356,432,440

Weighted Average Number of Shares Outstanding	2Q 2024	2Q 2023

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,380,151	350,206,803
Weighted average number of OP/DownREIT units outstanding	(24,323,880)	(21,250,182)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	329,056,271	328,956,621

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	356,746,794	353,729,594
Weighted average number of OP/DownREIT units outstanding	(24,323,880)	(21,250,182)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,851,268)	-
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	329,571,646	332,479,412

	Year-to-Date 2024	Year-to-Date 2023

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,310,595	350,157,304
Weighted average number of OP/DownREIT units outstanding	(24,370,882)	(21,286,442)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	328,939,713	328,870,862

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	356,584,329	353,698,023
Weighted average number of OP/DownREIT units outstanding	(24,370,882)	(21,286,442)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,879,795)	-
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	329,333,652	332,411,581

(1)	See Attachment 14 for definitions and other terms.
(2)	At June 30, 2024 and December 31, 2023 there were 2,600,678 and 2,686,308 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,815,608 and 2,908,323 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

June 30, 2024

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,212,173		20.9%	3.48%	4.2
	Floating		27,000		0.5%	4.04%	7.7
	Combined		1,239,173		21.4%	3.49%	4.3

Unsecured	Fixed		4,028,144	(3)	69.6%	3.01%	6.0
	Floating		519,057		9.0%	5.66%	0.5
	Combined		4,547,201		78.6%	3.31%	5.4

Total Debt	Fixed		5,240,317		90.5%	3.11%	5.6
	Floating		546,057		9.5%	5.58%	0.8
	Combined		5,786,374		100.0%	3.35%	5.2
	Total Non-Cash Adjustments (4)		(10,238)
	Total per Balance Sheet		$5,776,136			3.38%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2024	$96,375	$15,644	$430,000		$542,019	9.4%	5.22%
2025	178,323	-	1,557		179,880	3.1%	3.71%
2026	56,672	300,000	-		356,672	6.2%	2.96%
2027	6,939	650,000	-		656,939	11.4%	3.78%
2028	166,526	300,000	-		466,526	8.1%	3.72%
2029	315,811	300,000	-		615,811	10.6%	3.93%
2030	230,597	600,000	-		830,597	14.3%	3.34%
2031	160,930	600,000	-		760,930	13.1%	2.92%
2032	27,000	400,000	-		427,000	7.4%	2.22%
2033	-	650,000	-		650,000	11.2%	1.99%
Thereafter	-	300,000	-		300,000	5.2%	3.13%
	1,239,173	4,115,644	431,557		5,786,374	100.0%	3.35%
Total Non-Cash Adjustments (4)	(3,425)	(6,813)	-		(10,238)
Total per Balance Sheet	$1,235,748	$4,108,831	$431,557		$5,776,136		3.38%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2024 maturity reflects the $430.0 million of principal outstanding at an interest rate of 5.54%, the equivalent of SOFR plus a spread of 20.0 basis points, on the Company’s unsecured commercial paper program as of June 30, 2024. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.3 years with and without extensions.
(3)	Includes portions of our $350.0 million unsecured Term Loan due 2027 that have been swapped to fixed. The portions of the term loan that have been swapped to fixed are: 1) $87.5 million at a weighted average rate of 5.16% that expires July 2024 and 2) $175.0 million at a weighted average rate of 1.43% that expires July 2025. The portions that have not been swapped to fixed carry an interest rate of adjusted SOFR plus 83.0 basis points.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at June 30, 2024. The facility has a maturity date of January 2026, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 75.5 basis points.
(7)	There was $1.6 million outstanding on our $75.0 million working capital credit facility at June 30, 2024. The facility has a maturity date of January 2025 plus a one-year extension option. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2024
Net income/(loss)					$31,013
Adjustments:
Interest expense, including debt extinguishment and other associated costs					47,811
Real estate depreciation and amortization					170,488
Other depreciation and amortization					4,679
Tax provision/(benefit), net					386
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					18,694
EBITDAre					$273,071

Casualty-related charges/(recoveries), net					998
Legal and other costs					2,914
Severance costs					1,111
Realized and unrealized (gain)/loss on real estate technology investments					183
(Income)/loss from unconsolidated entities					(4,046)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(18,694)
Management fee expense on unconsolidated joint ventures					(861)
Consolidated EBITDAre - adjusted for non-recurring items					$254,676

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,018,704

Interest expense, including debt extinguishment and other associated costs					47,811
Capitalized interest expense					2,417
Total interest					$50,228

Preferred dividends					$1,210

Total debt					$5,776,136
Cash					(2,770)
Net debt					$5,773,366

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.1x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.7x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.3% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	10.2%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	381.9%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.7% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.5x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.0%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	320.2%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	2Q 2024 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,421	$245,245	86.4%	$13,907,962	86.5%
Encumbered assets	9,278	38,756	13.6%	2,162,629	13.5%
	55,699	$284,001	100.0%	$16,070,591	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Revenues
Same-Store Communities	52,545	$388,162	$385,790	$384,453	$387,291	$378,535
Stabilized, Non-Mature Communities	2,739	16,480	16,396	14,831	9,292	4,073
Development Communities	415	820	163	53	3	-
Non-Residential / Other	-	7,866	8,270	8,110	7,938	7,526
Total	55,699	$413,328	$410,619	$407,447	$404,524	$390,134

Expenses
Same-Store Communities		$119,693	$121,502	$115,870	$120,295	$115,432
Stabilized, Non-Mature Communities		6,457	6,864	6,302	4,037	2,493
Development Communities		855	505	302	85	41
Non-Residential / Other		2,322	3,004	3,421	4,147	4,649
Total (2)		$129,327	$131,875	$125,895	$128,564	$122,615

Net Operating Income
Same-Store Communities		$268,469	$264,288	$268,583	$266,996	$263,103
Stabilized, Non-Mature Communities		10,023	9,532	8,529	5,255	1,580
Development Communities		(35)	(342)	(249)	(82)	(41)
Non-Residential / Other		5,544	5,266	4,689	3,791	2,877
Total		$284,001	$278,744	$281,552	$275,960	$267,519

Operating Margin
Same-Store Communities		69.2%	68.5%	69.9%	68.9%	69.5%

Weighted Average Physical Occupancy
Same-Store Communities		96.8%	97.0%	96.9%	96.7%	96.6%
Stabilized, Non-Mature Communities		96.1%	94.2%	94.8%	91.1%	64.1%
Development Communities		26.9%	21.2%	10.9%	-	-
Other (3)		-	-	97.9%	96.5%	97.3%
Total		96.4%	96.8%	96.7%	96.4%	96.1%

Sold and Held for Disposition Communities
Revenues	-	$-	$1,050	$3,447	$3,835	$12,964
Expenses (2)		-	398	1,109	1,139	3,762
Net Operating Income/(Loss)		$-	$652	$2,338	$2,696	$9,202

Total	55,699	$284,001	$279,396	$283,890	$278,656	$276,721

(1)	See Attachment 14 for definitions and other terms.
(2)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2024
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2024	2Q 2023	% Change

Personnel	14.2%	$16,965	$16,235	4.5%
Utilities	13.7%	16,349	15,994	2.2%
Repair and maintenance	19.6%	23,467	23,334	0.6%
Administrative and marketing	7.1%	8,520	7,727	10.3%
Controllable expenses	54.6%	65,301	63,290	3.2%

Real estate taxes	40.5%	$48,478	$45,945	5.5%
Insurance	4.9%	5,914	6,197	-4.6%
Same-Store operating expenses	100.0%	$119,693	$115,432	3.7%

Same-Store Homes	52,545

	% of 2Q 2024
	SS Operating
Sequential Comparison	Expenses	2Q 2024	1Q 2024	% Change

Personnel	14.2%	$16,965	$18,105	-6.3%
Utilities	13.7%	16,349	17,630	-7.3%
Repair and maintenance	19.6%	23,467	23,701	-1.0%
Administrative and marketing	7.1%	8,520	8,065	5.6%
Controllable expenses	54.6%	65,301	67,501	-3.3%

Real estate taxes	40.5%	$48,478	$48,102	0.8%
Insurance	4.9%	5,914	5,899	0.2%
Same-Store operating expenses	100.0%	$119,693	$121,502	-1.5%

Same-Store Homes	52,545

	% of YTD 2024
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2024	YTD 2023	% Change

Personnel (2)	14.6%	$34,547	$29,527	17.0%
Utilities	14.2%	33,556	32,698	2.6%
Repair and maintenance	19.5%	46,290	44,119	4.9%
Administrative and marketing	6.9%	16,330	14,733	10.8%
Controllable expenses	55.2%	130,723	121,077	8.0%

Real estate taxes	39.9%	$94,773	$91,558	3.5%
Insurance	4.9%	11,638	12,262	-5.1%
Same-Store operating expenses	100.0%	$237,134	$224,897	5.4%

Same-Store Homes	51,804

(1)	See Attachment 14 for definitions and other terms.
(2)	Personnel for YTD 2023 includes a refundable payroll tax credit from 1Q 2023 of $3.7 million related to the Employee Retention Credit program.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2024

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,079
San Francisco, CA	2,917	393	3,310	602	3,912	3,545
Seattle, WA	2,702	-	2,702	284	2,986	2,844
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,393
Los Angeles, CA	1,225	-	1,225	340	1,565	3,311
	12,716	393	13,109	1,927	15,036

Mid-Atlantic Region
Metropolitan DC	8,819	300	9,119	360	9,479	2,355
Baltimore, MD	2,222	-	2,222	-	2,222	1,944
Richmond, VA	1,359	-	1,359	-	1,359	1,870
	12,400	300	12,700	360	13,060

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,155
New York, NY	2,318	-	2,318	710	3,028	4,801
	6,985	-	6,985	1,586	8,571

Southeast Region
Tampa, FL	3,877	330	4,207	-	4,207	2,164
Orlando, FL	3,493	-	3,493	-	3,493	1,930
Nashville, TN	2,261	-	2,261	-	2,261	1,762
	9,631	330	9,961	-	9,961

Southwest Region
Dallas, TX	6,218	1,231	7,449	-	7,449	1,799
Austin, TX	1,272	608	1,880	-	1,880	1,855
	7,490	1,839	9,329	-	9,329

Other Markets (5)	3,323	292	3,615	554	4,169	2,633

Totals	52,545	3,154	55,699	4,427	60,126	$2,563

Communities (6)	157	12	169	18	187

		Homes	Communities
Total completed homes		60,126	187
Under Development (7)		-	-

Total Quarter-end homes and communities		60,126	187

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10(A) for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10(A) for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (476 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

June 30, 2024

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

Cirrus	Stabilized, Non-Mature	292	Denver, CO	3Q24

Central Square at Frisco	Stabilized, Non-Mature	298	Dallas, TX	4Q24

Villaggio	Stabilized, Non-Mature	273	Dallas, TX	4Q24

Lofts at Palisades	Stabilized, Non-Mature	343	Dallas, TX	4Q24

Flats at Palisades	Stabilized, Non-Mature	232	Dallas, TX	4Q24

Estancia Villas	Stabilized, Non-Mature	312	Austin, TX	4Q24

Palo Verde	Stabilized, Non-Mature	296	Austin, TX	4Q24

5421 at Dublin Station	Stabilized, Non-Mature	220	San Francisco, CA	1Q25

The MO	Stabilized, Non-Mature	300	Washington, DC	2Q25

Residences at Lake Merritt	Stabilized, Non-Mature	173	San Francisco, CA	2Q25

Villas at Fiori	Development	85	Dallas, TX	2Q26

101 N. Meridian	Development	330	Tampa, FL	3Q26

Total		3,154

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	11.3%	11.0%	Tampa, FL	6.0%	5.4%
San Francisco, CA	7.6%	8.4%	Orlando, FL	5.0%	4.4%
Seattle, WA	6.0%	6.2%	Nashville, TN	3.1%	2.8%
Monterey Peninsula, CA	3.1%	2.8%		14.1%	12.6%
Los Angeles, CA	3.0%	3.2%	Southwest Region
	31.0%	31.6%	Dallas, TX	7.6%	8.2%
Mid-Atlantic Region			Austin, TX	1.6%	2.0%
Metropolitan DC	15.4%	14.8%		9.2%	10.2%
Baltimore, MD	3.1%	2.8%
Richmond, VA	2.1%	1.9%	Other Markets (3)	6.6%	7.2%
	20.6%	19.5%
Northeast Region
Boston, MA	11.6%	11.4%
New York, NY	6.9%	7.5%
	18.5%	18.9%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2024

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2024 NOI	2Q 24	2Q 23	Change	2Q 24	2Q 23	Change

West Region
Orange County, CA	4,305	11.3%	96.8%	96.3%	0.5%	$3,081	$3,003	2.6%
San Francisco, CA	2,917	7.6%	96.6%	96.2%	0.4%	3,491	3,454	1.1%
Seattle, WA	2,702	6.0%	97.0%	97.1%	-0.1%	2,853	2,819	1.2%
Monterey Peninsula, CA	1,567	3.1%	95.4%	95.7%	-0.3%	2,393	2,237	7.0%
Los Angeles, CA	1,225	3.0%	96.2%	96.3%	-0.1%	3,150	3,075	2.4%
	12,716	31.0%	96.6%	96.4%	0.2%	3,049	2,980	2.3%

Mid-Atlantic Region
Metropolitan DC	8,819	15.4%	97.3%	97.2%	0.1%	2,360	2,275	3.7%
Baltimore, MD	2,222	3.1%	96.4%	95.6%	0.8%	1,944	1,884	3.2%
Richmond, VA	1,359	2.1%	96.6%	96.7%	-0.1%	1,870	1,808	3.4%
	12,400	20.6%	97.1%	96.9%	0.2%	2,233	2,155	3.6%

Northeast Region
Boston, MA	4,667	11.6%	97.0%	96.7%	0.3%	3,195	3,073	4.0%
New York, NY	2,318	6.9%	97.6%	98.0%	-0.4%	4,734	4,567	3.7%
	6,985	18.5%	97.2%	97.1%	0.1%	3,708	3,573	3.8%

Southeast Region
Tampa, FL	3,877	6.0%	96.6%	96.6%	0.0%	2,150	2,127	1.1%
Orlando, FL	3,493	5.0%	96.7%	96.3%	0.4%	1,930	1,923	0.4%
Nashville, TN	2,261	3.1%	96.6%	95.8%	0.8%	1,762	1,768	-0.3%
	9,631	14.1%	96.6%	96.3%	0.3%	1,979	1,969	0.5%

Southwest Region
Dallas, TX	6,218	7.6%	96.7%	96.4%	0.3%	1,785	1,785	0.0%
Austin, TX	1,272	1.6%	96.9%	96.1%	0.8%	1,920	1,939	-1.0%
	7,490	9.2%	96.7%	96.3%	0.4%	1,808	1,811	-0.2%

Other Markets	3,323	6.6%	96.8%	96.6%	0.2%	2,607	2,564	1.7%

Total/Weighted Avg.	52,545	100.0%	96.8%	96.6%	0.2%	$2,543	$2,487	2.3%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2024

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 24	2Q 23	Change	2Q 24	2Q 23	Change	2Q 24	2Q 23	Change

West Region
Orange County, CA	4,305	$38,513	$37,259	3.4%	$8,158	$8,292	-1.6%	$30,355	$28,967	4.8%
San Francisco, CA	2,917	29,515	29,075	1.5%	9,016	8,844	1.9%	20,499	20,231	1.3%
Seattle, WA	2,702	22,433	22,178	1.1%	6,215	5,876	5.8%	16,218	16,302	-0.5%
Monterey Peninsula, CA	1,567	10,730	10,064	6.6%	2,437	2,327	4.7%	8,293	7,737	7.2%
Los Angeles, CA	1,225	11,138	10,882	2.4%	3,051	3,012	1.3%	8,087	7,870	2.8%
	12,716	112,329	109,458	2.6%	28,877	28,351	1.9%	83,452	81,107	2.9%

Mid-Atlantic Region
Metropolitan DC	8,819	60,744	58,510	3.8%	19,281	18,608	3.6%	41,463	39,902	3.9%
Baltimore, MD	2,222	12,495	12,002	4.1%	4,272	4,034	5.9%	8,223	7,968	3.2%
Richmond, VA	1,359	7,364	7,127	3.3%	1,829	1,888	-3.1%	5,535	5,239	5.7%
	12,400	80,603	77,639	3.8%	25,382	24,530	3.5%	55,221	53,109	4.0%

Northeast Region
Boston, MA	4,667	43,394	41,608	4.3%	12,206	11,614	5.1%	31,188	29,994	4.0%
New York, NY	2,318	32,127	31,127	3.2%	13,560	12,910	5.0%	18,567	18,217	1.9%
	6,985	75,521	72,735	3.8%	25,766	24,524	5.1%	49,755	48,211	3.2%

Southeast Region
Tampa, FL	3,877	24,154	23,899	1.1%	8,079	8,113	-0.4%	16,075	15,786	1.8%
Orlando, FL	3,493	19,552	19,409	0.7%	6,217	5,923	5.0%	13,335	13,486	-1.1%
Nashville, TN	2,261	11,544	11,481	0.5%	3,201	3,157	1.4%	8,343	8,324	0.2%
	9,631	55,250	54,789	0.8%	17,497	17,193	1.8%	37,753	37,596	0.4%

Southwest Region
Dallas, TX	6,218	32,200	32,103	0.3%	11,820	11,326	4.4%	20,380	20,777	-1.9%
Austin, TX	1,272	7,098	7,117	-0.3%	2,930	2,642	10.9%	4,168	4,475	-6.8%
	7,490	39,298	39,220	0.2%	14,750	13,968	5.6%	24,548	25,252	-2.8%

Other Markets	3,323	25,161	24,694	1.9%	7,421	6,866	8.1%	17,740	17,828	-0.5%

Total	52,545	$388,162	$378,535	2.5%	$119,693	$115,432	3.7%	$268,469	$263,103	2.0%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2024

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 24	1Q 24	Change	2Q 24	1Q 24	Change

West Region
Orange County, CA	4,305	96.8%	96.8%	0.0%	$3,081	$3,062	0.6%
San Francisco, CA	2,917	96.6%	97.4%	-0.8%	3,491	3,456	1.0%
Seattle, WA	2,702	97.0%	97.8%	-0.8%	2,853	2,822	1.1%
Monterey Peninsula, CA	1,567	95.4%	96.2%	-0.8%	2,393	2,364	1.2%
Los Angeles, CA	1,225	96.2%	96.9%	-0.7%	3,150	3,199	-1.5%
	12,716	96.6%	97.1%	-0.5%	3,049	3,029	0.7%

Mid-Atlantic Region
Metropolitan DC	8,819	97.3%	97.6%	-0.3%	2,360	2,339	0.9%
Baltimore, MD	2,222	96.4%	96.1%	0.3%	1,944	1,909	1.8%
Richmond, VA	1,359	96.6%	97.0%	-0.4%	1,870	1,850	1.1%
	12,400	97.1%	97.3%	-0.2%	2,233	2,209	1.1%

Northeast Region
Boston, MA	4,667	97.0%	96.9%	0.1%	3,195	3,162	1.0%
New York, NY	2,318	97.6%	98.2%	-0.6%	4,734	4,680	1.2%
	6,985	97.2%	97.3%	-0.1%	3,708	3,670	1.0%

Southeast Region
Tampa, FL	3,877	96.6%	96.8%	-0.2%	2,150	2,130	0.9%
Orlando, FL	3,493	96.7%	97.0%	-0.3%	1,930	1,913	0.9%
Nashville, TN	2,261	96.6%	96.8%	-0.2%	1,762	1,741	1.2%
	9,631	96.6%	96.9%	-0.3%	1,979	1,960	1.0%

Southwest Region
Dallas, TX	6,218	96.7%	96.5%	0.2%	1,785	1,778	0.4%
Austin, TX	1,272	96.9%	97.0%	-0.1%	1,920	1,895	1.3%
	7,490	96.7%	96.6%	0.1%	1,808	1,798	0.6%

Other Markets	3,323	96.8%	97.1%	-0.3%	2,607	2,577	1.2%

Total/Weighted Avg.	52,545	96.8%	97.0%	-0.2%	$2,543	$2,525	0.7%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2024

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 24	1Q 24	Change	2Q 24	1Q 24	Change	2Q 24	1Q 24	Change

West Region
Orange County, CA	4,305	$38,513	$38,277	0.6%	$8,158	$8,511	-4.1%	$30,355	$29,766	2.0%
San Francisco, CA	2,917	29,515	29,446	0.2%	9,016	8,895	1.4%	20,499	20,551	-0.3%
Seattle, WA	2,702	22,433	22,368	0.3%	6,215	6,216	0.0%	16,218	16,152	0.4%
Monterey Peninsula, CA	1,567	10,730	10,692	0.4%	2,437	2,483	-1.8%	8,293	8,209	1.0%
Los Angeles, CA	1,225	11,138	11,392	-2.2%	3,051	3,209	-4.9%	8,087	8,183	-1.2%
	12,716	112,329	112,175	0.1%	28,877	29,314	-1.5%	83,452	82,861	0.7%

Mid-Atlantic Region
Metropolitan DC	8,819	60,744	60,394	0.6%	19,281	19,252	0.2%	41,463	41,142	0.8%
Baltimore, MD	2,222	12,495	12,223	2.2%	4,272	4,029	6.1%	8,223	8,194	0.3%
Richmond, VA	1,359	7,364	7,318	0.6%	1,829	1,949	-6.2%	5,535	5,369	3.1%
	12,400	80,603	79,935	0.8%	25,382	25,230	0.6%	55,221	54,705	0.9%

Northeast Region
Boston, MA	4,667	43,394	42,898	1.2%	12,206	13,158	-7.2%	31,188	29,740	4.9%
New York, NY	2,318	32,127	31,957	0.5%	13,560	14,025	-3.3%	18,567	17,932	3.5%
	6,985	75,521	74,855	0.9%	25,766	27,183	-5.2%	49,755	47,672	4.4%

Southeast Region
Tampa, FL	3,877	24,154	23,981	0.7%	8,079	8,124	-0.6%	16,075	15,857	1.4%
Orlando, FL	3,493	19,552	19,447	0.5%	6,217	6,193	0.4%	13,335	13,254	0.6%
Nashville, TN	2,261	11,544	11,423	1.1%	3,201	3,294	-2.8%	8,343	8,129	2.6%
	9,631	55,250	54,851	0.7%	17,497	17,611	-0.7%	37,753	37,240	1.4%

Southwest Region
Dallas, TX	6,218	32,200	32,013	0.6%	11,820	11,991	-1.4%	20,380	20,022	1.8%
Austin, TX	1,272	7,098	7,016	1.2%	2,930	2,707	8.2%	4,168	4,309	-3.3%
	7,490	39,298	39,029	0.7%	14,750	14,698	0.4%	24,548	24,331	0.9%

Other Markets	3,323	25,161	24,945	0.9%	7,421	7,466	-0.6%	17,740	17,479	1.5%

Total	52,545	$388,162	$385,790	0.6%	$119,693	$121,502	-1.5%	$268,469	$264,288	1.6%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2024

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2024 NOI	YTD 24	YTD 23	Change	YTD 24	YTD 23	Change

West Region
Orange County, CA	4,305	11.5%	96.8%	96.0%	0.8%	$3,071	$2,984	2.9%
San Francisco, CA	2,781	7.6%	97.2%	96.6%	0.6%	3,514	3,464	1.4%
Seattle, WA	2,702	6.1%	97.4%	97.0%	0.4%	2,837	2,810	1.0%
Monterey Peninsula, CA	1,567	3.1%	95.8%	95.5%	0.3%	2,378	2,237	6.3%
Los Angeles, CA	1,225	3.1%	96.5%	96.4%	0.1%	3,176	3,143	1.0%
	12,580	31.4%	96.9%	96.3%	0.6%	3,044	2,976	2.3%

Mid-Atlantic Region
Metropolitan DC	8,819	15.7%	97.5%	97.1%	0.4%	2,348	2,260	3.9%
Baltimore, MD	2,222	3.1%	96.2%	95.4%	0.8%	1,927	1,889	2.0%
Richmond, VA	1,359	2.1%	96.8%	96.7%	0.1%	1,860	1,786	4.1%
	12,400	20.9%	97.2%	96.8%	0.4%	2,220	2,143	3.6%

Northeast Region
Boston, MA	4,667	11.5%	97.0%	96.7%	0.3%	3,177	3,063	3.7%
New York, NY	2,318	6.9%	97.9%	97.9%	0.0%	4,707	4,535	3.8%
	6,985	18.4%	97.3%	97.1%	0.2%	3,688	3,556	3.7%

Southeast Region
Tampa, FL	3,877	6.1%	96.7%	96.5%	0.2%	2,140	2,110	1.4%
Orlando, FL	3,493	5.0%	96.8%	96.1%	0.7%	1,922	1,904	0.9%
Nashville, TN	2,261	3.1%	96.6%	95.8%	0.8%	1,753	1,754	-0.1%
	9,631	14.2%	96.7%	96.2%	0.5%	1,970	1,952	0.9%

Southwest Region
Dallas, TX	5,813	7.2%	96.6%	96.4%	0.2%	1,780	1,777	0.2%
Austin, TX	1,272	1.6%	96.9%	96.5%	0.4%	1,909	1,929	-1.0%
	7,085	8.8%	96.7%	96.4%	0.3%	1,803	1,804	-0.1%

Other Markets	3,123	6.3%	97.0%	96.8%	0.2%	2,596	2,544	2.0%

Total/Weighted Avg.	51,804	100.0%	97.0%	96.5%	0.5%	$2,538	$2,479	2.4%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2024

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 24	YTD 23	Change	YTD 24	YTD 23	Change	YTD 24	YTD 23	Change

West Region
Orange County, CA	4,305	$76,789	$73,817	4.0%	$16,670	$16,281	2.4%	$60,119	$57,536	4.5%
San Francisco, CA	2,781	56,987	55,796	2.1%	16,799	16,077	4.5%	40,188	39,719	1.2%
Seattle, WA	2,702	44,801	44,171	1.4%	12,431	11,297	10.0%	32,370	32,874	-1.5%
Monterey Peninsula, CA	1,567	21,422	20,089	6.6%	4,920	4,581	7.4%	16,502	15,508	6.4%
Los Angeles, CA	1,225	22,530	22,269	1.2%	6,259	5,956	5.1%	16,271	16,313	-0.3%
	12,580	222,529	216,142	3.0%	57,079	54,192	5.3%	165,450	161,950	2.2%

Mid-Atlantic Region
Metropolitan DC	8,819	121,139	116,136	4.3%	38,533	36,195	6.5%	82,606	79,941	3.3%
Baltimore, MD	2,222	24,717	24,012	2.9%	8,301	7,771	6.8%	16,416	16,241	1.1%
Richmond, VA	1,359	14,683	14,083	4.3%	3,778	3,715	1.7%	10,905	10,368	5.2%
	12,400	160,539	154,231	4.1%	50,612	47,681	6.1%	109,927	106,550	3.2%

Northeast Region
Boston, MA	4,667	86,292	82,932	4.1%	25,365	23,262	9.0%	60,927	59,670	2.1%
New York, NY	2,318	64,084	61,742	3.8%	27,585	25,861	6.7%	36,499	35,881	1.7%
	6,985	150,376	144,674	3.9%	52,950	49,123	7.8%	97,426	95,551	2.0%

Southeast Region
Tampa, FL	3,877	48,135	47,357	1.6%	16,203	16,274	-0.4%	31,932	31,083	2.7%
Orlando, FL	3,493	38,999	38,339	1.7%	12,410	11,679	6.3%	26,589	26,660	-0.3%
Nashville, TN	2,261	22,967	22,779	0.8%	6,495	6,199	4.8%	16,472	16,580	-0.7%
	9,631	110,101	108,475	1.5%	35,108	34,152	2.8%	74,993	74,323	0.9%

Southwest Region
Dallas, TX	5,813	59,987	59,761	0.4%	22,002	21,934	0.3%	37,985	37,827	0.4%
Austin, TX	1,272	14,115	14,206	-0.6%	5,636	5,306	6.2%	8,479	8,900	-4.7%
	7,085	74,102	73,967	0.2%	27,638	27,240	1.5%	46,464	46,727	-0.6%

Other Markets	3,123	47,177	46,149	2.2%	13,747	12,509	9.9%	33,430	33,640	-0.6%

Total	51,804	$764,824	$743,638	2.8%	$237,134	$224,897	5.4%	$527,690	$518,741	1.7%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(G)

Same-Store Operating Information By Major Market

June 30, 2024

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2024	2Q 2024	2Q 2024	2Q 2024	2Q 2023	YTD 2024	YTD 2023

West Region	3.1%	2.2%	3.9%	45.7%	45.9%	40.5%	42.9%

Mid-Atlantic Region	5.6%	5.7%	5.5%	44.8%	48.2%	38.5%	42.7%

Northeast Region	3.7%	3.5%	3.8%	46.7%	50.3%	37.2%	39.3%

Southeast Region	-1.7%	-5.4%	2.1%	52.5%	57.8%	47.5%	52.5%

Southwest Region	-1.9%	-6.3%	2.9%	49.9%	54.2%	45.2%	49.5%

Other Markets	-0.3%	-4.5%	3.7%	42.5%	47.6%	36.9%	37.5%

Total/Weighted Avg.	2.4%	0.5%	3.9%	46.9%	49.9%	41.1%	44.4%

Allocation of Total Homes Repriced during the Quarter		46.2%	53.8%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

June 30, 2024

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

N/A	N/A	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	N/A

Total Under Construction		-	-	$-	$-	$-

Completed Projects, Non-Stabilized

Villas at Fiori	Addison, TX	85	85	$52,150	$53,500	$629	1Q22	4Q23	1Q24	60.0%	50.6%
101 N. Meridian	Tampa, FL	330	330	129,920	134,000	406	1Q22	1Q24	2Q24	36.7%	32.1%

Total Completed, Non-Stabilized		415	415	$182,070	$187,500	$452

Total - Wholly Owned		415	415	$182,070	$187,500	$452

NOI From Wholly-Owned Projects		2Q 24

Projects Under Construction		$-
Completed, Non-Stabilized		(35)
Total		$(35)

Land Summary	Location	UDR Ownership Interest		Real Estate Cost Basis

Total Land (8 parcels)	Various	100%		$245,800

(1)	See Attachment 14 for definitions and other terms.

Attachment 10(A)

Unconsolidated Summary

June 30, 2024

(Dollars in Thousands)

(Unaudited) (1)

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Interest	Comm.	Homes	2Q 24	2Q 24	2Q 24	YTD 24	YTD 24 (2)

UDR / MetLife	50%	13	2,837	96.6%	$4,147	$10,666	$20,735	$41,256
UDR / LaSalle	51%	5	1,590	97.4%	2,616	4,417	8,739	17,135

Total		18	4,427	96.9%	$3,589	$15,083	$29,474	$58,391

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,731,499	$853,603	$224,168	3.78%	2024-2031
UDR / LaSalle	613,571	45,187	275,885	5.88%	2028

Total	$2,345,070	$898,790	$500,053	3.89%

		2Q 24 vs. 2Q 23 Growth			2Q 24 vs. 1Q 24 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI	Revenue	Expense	NOI

Combined JV Portfolio	17	1.8%	10.7%	-2.7%	0.9%	-6.3%	5.6%

		YTD 24 vs. YTD 23 Growth
Joint Venture Same-Store Growth (4)	Communities	Revenue	Expense	NOI

Combined JV Portfolio	17	1.0%	11.6%	-4.5%

					Income/(Loss)
		UDR Investment (6)			from Investments
Other Unconsolidated Investments (5)		Commitment	Funded	Balance	2Q 24 (7)

Total Real Estate Technology and Sustainability Investments		$106,000	$58,029	$58,445	$(160)

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended June 30, 2024.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Joint Venture Same-Store growth is presented at UDR's ownership interest.
(5)	Other unconsolidated investments represent UDR’s investments in six real estate technology and climate technology funds.
(6)	Investment commitment represents maximum equity and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amount funded plus realized/unrealized gain/(loss), less distributions received prior to the period end.
(7)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 10(B)

Developer Capital Program

June 30, 2024

(Dollars in Thousands)

(Unaudited) (1)

Developer Capital Program (2)(3)

		# of	UDR Investment		Return	Years to	Upside
Community	Location	Homes	Commitment (3)	Balance (3)	Rate	Maturity (4)	Participation

Preferred Equity

Junction	Santa Monica, CA	66	$13,910	$19,051	12.75%	0.3	-
Thousand Oaks	Thousand Oaks, CA	142	20,059	28,472	9.0%	0.6	Variable
Vernon Boulevard (5)	Queens, NY	534	40,000	66,596	13.0%	1.0	Variable
Makers Rise	Herndon, VA	356	30,208	38,954	9.0%	1.5	Variable
121 at Watters	Allen, TX	469	19,843	25,734	9.0%	1.7	Variable
Infield Phase I	Kissimmee, FL	384	16,044	21,943	14.0%	2.0	-
Meetinghouse	Portland, OR	232	14,340	16,091	9.0%	2.6	-
Heirloom	Portland, OR	286	20,642	22,733	9.0%	3.0	-
Upton Place	Washington, DC	689	52,163	65,677	9.7%	3.4	-
Portfolio Recapitalization (6)	Various	2,460	102,000	102,660	8.0%	5.0	-

Total - Preferred Equity		5,618	$329,209	$407,911	9.7%	2.9

Loans

1300 Fairmount	Philadelphia, PA	478	$71,393	$103,515	10.5%	0.3	-
Menifee	Menifee, CA	237	24,447	27,579	11.0%	2.5	-
Riverside	Riverside, CA	482	59,676	68,080	11.0%	2.5	-
Total - Loans		1,197	$155,516	$199,174	10.8%	1.5

Total - Developer Capital Program		6,815	$484,725	$607,085	10.0%	2.4

		2Q 24

Income/(loss) from investments		$13,582

(1)	See Attachment 14 for definitions and other terms.
(2)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(3)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amount funded plus accrued and unpaid return prior to the period end.
(4)	As of June 30, 2024, our preferred equity investment and loan portfolio had a weighted average term to maturity of 2.4 years, excluding extension options. In many cases, the maturity dates of our investments can be extended by up to three years, typically through multiple one year extensions, subject to certain conditions being satisfied. In addition, the maturity dates of our investments may differ from the maturity dates of the senior loans held by the ventures.
(5)	Subsequent to quarter-end, UDR received a $17.2 million partial paydown of its preferred equity investment in Vernon Boulevard. In conjunction with the paydown, UDR's remaining $50.0 million preferred equity investment will earn a contractual return rate of 11.0%.
(6)	A joint venture with 14 stabilized communities located in various markets.

Attachment 11

Acquisitions, Dispositions and Developer Capital Program Investments Summary

June 30, 2024

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Feb-24	Crescent Falls Church (3)	Arlington, VA	100%	0%	$100,000	$-	214	$467

					$100,000	$-	214	$467

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	UDR recorded a gain on sale of approximately $16.9 million during the six months ended June 30, 2024, which is included in gain/(loss) on sale of real estate owned.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

June 30, 2024

(In thousands, except Cost per Home)

(Unaudited) (1)

	Three Months		Six Months
	Ended	Cost	Ended	Cost
Capital Expenditures for Consolidated Homes (2)	June 30, 2024	per Home	June 30, 2024	per Home

Average number of homes (3)	55,283		55,318

Total Recurring Cap Ex	$25,160	$455	$41,785	$755

NOI Enhancing Cap Ex	21,024	380	38,811	702

Total Recurring and NOI Enhancing Cap Ex	$46,184	$835	$80,596	$1,457

	Three Months		Six Months
	Ended	Cost	Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)	June 30, 2024	per Home	June 30, 2024	per Home

Average number of homes (3)	55,283		55,318

Total Repair and Maintenance	$24,493	$443	$49,468	$894

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

3Q 2024 and Full-Year 2024 Guidance

June 30, 2024

(Unaudited) (1)

		Full-Year 2024 Guidance
				Change from
Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	3Q 2024	Full-Year 2024	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.08 to $0.10	$0.35 to $0.43	$0.33 to $0.45	-
FFO per common share and unit, diluted	$0.60 to $0.62	$2.38 to $2.46	$2.36 to $2.48	-
FFO as Adjusted per common share and unit, diluted	$0.61 to $0.63	$2.42 to $2.50	$2.38 to $2.50	$0.02
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.54 to $0.56	$2.16 to $2.24	$2.12 to $2.24	$0.02
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	357.1	356.7	356.7	-
Annualized dividend per share and unit		$1.70	$1.70	-

				Change from
Same-Store Guidance (Straight-line basis)		Full-Year 2024	Prior Guidance	Prior Midpoint

Revenue growth / (decline)		1.00% to 3.00%	0.00% to 3.00%	0.50%
Expense growth		4.00% to 6.00%	4.25% to 6.25%	-0.25%
NOI growth / (decline)		-0.25% to 1.75%	-1.75% to 1.75%	0.75%

				Change from
Sources of Funds ($ in millions)		Full-Year 2024	Prior Guidance	Prior Midpoint

AFFO less Dividends		$163 to $192	$149 to $192	$7
Debt Issuances/Assumptions and LOC Draw/(Paydown)		$25 to $100	$25 to $150	($25)
Dispositions and Developer Capital Program maturities		$100 to $150	$100 to $150	-

				Change from
Uses of Funds ($ in millions)		Full-Year 2024	Prior Guidance	Prior Midpoint

Debt maturities inclusive of principal amortization (2)		$116	$116	-
Development spending and land acquisitions		$25 to $50	$25 to $50	-
Redevelopment and other non-recurring		$75 to $95	$70 to $100	-
Developer Capital Program funding and senior loan payoff		$15	$0	$15
Joint Venture Acquisitions (at share)		$0 to $75	$0 to $150	($37.5)
NOI enhancing capital expenditures inclusive of Kitchen and Bath		$60 to $80	$60 to $80	-

				Change from
Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2024	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$190 to $194	$187 to $193	$2
Consolidated capitalized interest		$7 to $11	$7 to $11	-
General and administrative		$68 to $72	$67 to $73	-
Recurring capital expenditures per home		$1,650	$1,650	-

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.

Attachment 14(A)

Definitions and Reconciliations

June 30, 2024

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

June 30, 2024

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2024	YTD 2024
Income/(loss) from unconsolidated entities	$4,046	$13,131
Management fee	861	1,699
Interest expense	4,466	8,938
Depreciation	13,768	27,461
General and administrative	192	349
Developer Capital Program (excludes loans)	(8,436)	(16,599)
Other (income)/expense	(3)	(48)
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	189	(5,457)
Total Joint Venture NOI at UDR's Ownership Interest	$15,083	$29,474

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
Net income/(loss) attributable to UDR, Inc.	$28,883	$43,149	$32,986	$32,858	$347,545
Property management	13,433	13,379	13,354	13,271	13,101
Other operating expenses	7,593	6,828	8,320	4,611	4,259
Real estate depreciation and amortization	170,488	169,858	170,643	167,551	168,925
Interest expense	47,811	48,062	47,347	44,664	45,113
Casualty-related charges/(recoveries), net	998	6,278	(224)	(1,928)	1,134
General and administrative	20,136	17,810	20,838	15,159	16,452
Tax provision/(benefit), net	386	337	93	428	1,351
(Income)/loss from unconsolidated entities	(4,046)	(9,085)	20,219	(5,508)	(9,697)
Interest income and other (income)/expense, net	(6,498)	(5,865)	(9,371)	3,069	(10,447)
Joint venture management and other fees	(1,992)	(1,965)	(2,379)	(1,772)	(1,450)
Other depreciation and amortization	4,679	4,316	4,397	3,692	3,681
(Gain)/loss on sale of real estate owned	-	(16,867)	(25,308)	-	(325,884)
Net income/(loss) attributable to noncontrolling interests	2,130	3,161	2,975	2,561	22,638
Total consolidated NOI	$284,001	$279,396	$283,890	$278,656	$276,721

Attachment 14(C)

Definitions and Reconciliations

June 30, 2024

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

June 30, 2024

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2024 and third quarter of 2024 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2024
	Low	High

Forecasted net income per diluted share	$0.35	$0.43
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.05)	(0.05)
Depreciation	2.07	2.07
Noncontrolling interests	0.02	0.02
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.38	$2.46
Legal and other costs	0.02	0.02
Severance costs and other restructuring expense	0.01	0.01
Casualty-related charges/(recoveries)	0.02	0.02
Realized/unrealized (gain)/loss on real estate technology investments	(0.01)	(0.01)
Forecasted FFO as Adjusted per diluted share and unit	$2.42	$2.50
Recurring capital expenditures	(0.26)	(0.26)
Forecasted AFFO per diluted share and unit	$2.16	$2.24

	3Q 2024
	Low	High

Forecasted net income per diluted share	$0.08	$0.10
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.52	0.52
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.60	$0.62
Legal and other costs	-	-
Severance costs and other restructuring expense	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.61	$0.63
Recurring capital expenditures	(0.07)	(0.07)
Forecasted AFFO per diluted share and unit	$0.54	$0.56

Forward Looking Statements

June 30, 2024

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, rising interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and DCP investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.